UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 8, 2009

ABAKAN INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

000-52784 (Commission File Number)	N/A (IRS Employer Identification Number)

Robert Miller, Chief Executive Officer

2829 Bird Avenue, Suite 12, Miami, Florida 33133

(Address of principal executive offices)

(786) 206-5368
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   □     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   □     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)     Effective December 7, 2009 the board of directors of Abakan Inc. (the “Company”) accepted the resignation of Maria C. Maz as its chief executive officer.

(c)     Effective December 8, 2009 the Company’s board of directors appointed Robert Miller as its chief executive officer.

Since June of 2009 Mr. Miller has served as an officer and director of Sonnen Corporation. Sonnen is involved in the research and development of a novel process for energy generation consisting of specific materials and proprietary material combinations. He has served from 2007 as a director of LifeSpan BioSciences, Inc., a provider of reagents and services for proteomics and pathology. LifeSpan's catalogue of antibodies is used for research applications including immunoblotting, immunohistochemistry, immunofluorescence, and fluorescence-activated cell sorting. Mr. Miller is also a consultant to Prosper Financial, Inc., a management company that provides financial and corporate consulting services to start-up companies.

Mr. Miller's prior experience includes being (i) the founder and chairman of Crystallex International Corporation, a Canadian based gold producer, (ii) a director and financier of ZMAX Corporation, a "y2k" company, (iii) the founder and director of Nanovation Technologies Inc, a developer of fiber-optic products, and (iv) the principle financier and consultant to Asiamerica Equities Inc., a merchant bank that was based in Hong Kong.

The Company has not entered into any material plan or arrangement with Mr. Miller in connection with his appointment as chief executive officer.

Mr. Miller is related to Maria C. Maz by marriage, the Company’s chief financial officer, principal accounting officer and a member of the board of directors.

(d)     Effective December 8, 2009 the Company’s board of directors appointed Robert Miller to serve on the board of directors.

Mr. Miller has not entered into any arrangement or understanding with any other persons in connection with his appointment to the Company’s board of directors.

The Company has not at this time determined if Mr. Miller will serve on any standing committee.

Mr. Miller has not entered into any related transaction with the Company since the beginning of its last fiscal year.

The Company has not entered into any material plan or arrangement with Mr. Miller in connection with his appointment to the board of directors.

Item 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On November 6, 2009 the Company’s board of directors passed a resolution to form a subsidiary and to enter into an agreement and plan of merger with the subsidiary to change the Company’s name to reflect the shift away from Waste to Energy Group LLC (a copy of the Agreement and Plan of Merger is attached hereto). Name change to “Abakan Inc.” was effective as of November 9, 2009 upon filing with the Nevada Secretary of State (a copy of the Articles of Merger is attached hereto).

Effective open of business on December 8, 2009, the Company’s former symbol on the Over the Counter Bulletin Board “WTEG” was changed to “ABKI” in order to reflect the name change.

_____________________________________________________________________________________

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
_____________________________________________________________________________________

(d)      Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.     Page No.     Description

3(i)          Attached     Articles of Merger dated November 9, 2009

10           Attached     Agreement and Plan of Merger dated November 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Abakan Inc.                                         Date

By: /s/ Robert Miller                                    December 8, 2009

Name: Robert Miller

Title: Chief Executive Officer